Exhibit 10.15

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

S13-348:MW	AMENDMENT	10/7/2016

AMENDMENT NO 2

TO THE

LICENSE AGREEMENT EFFECTIVE THE 23RD DAY OF MARCH 2016

BETWEEN

STANFORD UNIVERSITY

AND

SURROZEN

Effective the 7th day of October 2016, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Surrozen (“Surrozen”), a corporation having a principal place of business at 240 E. Grand Ave., 2nd Floor, South San Francisco, CA 94080 agree as follows:

1.	BACKGROUND

Stanford and Surrozen are parties to a license agreement effective the 23rd day of March 2016 (“Original Agreement”) covering “Surrogate WNT Proteins” disclosed in Stanford docket [****].

Stanford and Surrozen wish to further amend the Original Agreement to add a new provisional patent application to the license.

2.	AMENDMENT

Paragraph 2.6 of Original Agreement is hereby deleted in its entirety and replaced with the following:

2.6    “Licensed Patent” means U.S. Patent Applications, [****], any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. “Licensed Patent” excludes any continuation-in-part (CIP) patent application or patent. Neither party shall file or authorize another party to file a CIP of any Licensed Patent without the written approval of the other Party.

S13-348:MW	AMENDMENT	10/7/2016

3.	OTHER TERMS

3.1

Within [****] following execution of this Amendment, Surrozen will pay Stanford [****] to cover past patent costs for the added patent application. All other terms of the Original Agreement remain in full force and effect.

3.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No 2 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Katharine Ku
Name:
Title:	Executor Director Technology Licensing

Date:	Oct 25, 2016

SURROZEN

Signature:	/s/ Tim Kutzkey
Name:	Tim Kutzkey
Title:	CEO

Date:	10/24/16